Exhibit 99.1 News November 19, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 ONEOK Enters into $1.5 Billion Term Loan Agreement TULSA, Okla. – Nov. 19, 2018 – ONEOK, Inc. (NYSE: OKE) today announced that it has entered into a $1.5 billion three-year unsecured term loan agreement that will be used for general corporate purposes, which may include repayment of existing indebtedness and funding of capital expenditures. This term loan was upsized to $1.5 billion from $1.25 billion as a result of strong demand. “As we execute on our more than $6 billion of capital-growth projects announced and more under development, this term loan and our $2.5 billion credit facility, which supports our commercial paper program, enhances ONEOK’s liquidity,” said Terry K. Spencer, president and chief executive officer of ONEOK. “This term loan along with our free cash flow generation, further strengthens our financial flexibility,” said Spencer. “The strong relationships we have with our banks and their continued support of our business and growth strategies are highlighted through the financial commitments received under this agreement.” The term loan is unsecured and includes a floating interest rate calculated based on ONEOK’s credit rating, which is currently 112.5 basis points, or 1.125 percent, over the London Interbank Offered Rate (LIBOR). The loan includes a delayed draw feature that allows ONEOK the flexibility to draw on it for up to 180 days from Nov. 19, 2018. The loan is prepayable in whole or in part at any time without penalty and includes two, one-year extension options, subject to lender approval. The term loan contains substantially the same covenants as those contained in ONEOK’s existing revolving credit facility. Mizuho Bank, Ltd. serves as the administrative agent for the term loan agreement. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. -more-

ONEOK Enters into $1.5 Billion Term Loan Agreement Nov. 19, 2018 Page 2 For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. Some of the statements contained in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to the closing, net proceeds, and expected use of proceeds of the offering, our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors, including, without limitation, prevailing market conditions and difficulties in executing the offering, may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Part 1, Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in our other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Forward-looking statements speak only as of the date on which such statements are made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ### -more-